UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K
                                       ON
                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) November 3, 2004

                               VITAL LIVING, INC.
               (Exact Name of Registrant as Specified in Charter)

          Nevada                   000-33211              88-0485596
 ---------------------------      -----------            ------------
(State or Other Jurisdiction      (Commission           (IRS Employer
     of Incorporation)            File Number)        Identification No.)


5080 North 40th Street, Suite #105, Phoenix, Arizona         85018
----------------------------------------------------         ------
      (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code (602) 952-9909
                                                    -------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (a) Previous independent accountants

      (i) Effective November 3, 2004, Pannell Kerr Forster of Texas, P.C. ("PKF") was dismissed as the independent accountants of Vital Living, Inc. ("Company").

      (ii) The reports of PKF on the Company's consolidated financial statements for the past two fiscal years and the interim period through November 3, 2004 did not contain an adverse opinion or a disclaimer of opinion and were not modified as to audit scope or accounting principles, except that the report of PKF accompanying the Company's audited consolidated financial statements as of December 31, 2003 and 2002 was modified as to the Company's ability to continue as a going concern.

      (iii) The Company's Board of Directors and Audit Committee participated in and approved the decision to change independent accountants.

      (iv) In connection with its audits for the two most recent fiscal years in the period ended December 31, 2003, and the interim periods through November 3, 2004, there have been no disagreements with PKF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PKF, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years.

      (v) During the two most recent fiscal years in the period ended December 31, 2003, and interim periods through November 3, 2004, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      (vi) The Company requested that PKF furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Form 8-K.

      (b) New independent accountants

      The Company engaged Epstein Weber & Conover, PLC as its new independent accountants as of November 3, 2004. During the two most recent fiscal years and through November 3, 2004, the Company has not consulted with Epstein Weber & Conover, PLC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided to the Company concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in
Item 304(a)(1)(iv) of Regulation S-B.

ITEM 9.01.  FINANCIAL STATEMENT AND EXHIBITS

      (c) Exhibits:

            16.1 Letter from Pannell Kerr Forster of Texas, P.C. dated November 10, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      VITAL LIVING, INC.

                                                      By: /s/ Stuart A. Benson
                                                      --------------------------
                                                      Stuart A. Benson
                                                      Chief Executive Officer

Date:  November 11, 2004